Exhibit 99.2

DIP TL Lender Presentation January 2016 VERSO Turn to us.

Disclaimer This document contains highly confidential information and is solely for informational purposes. You should not rely upon or use it to form the definitive basis for any decision or action whatsoever, with respect to any proposed transaction or otherwise. You and your affiliates and agents must hold this document and any oral information provided in connection with this document, as well as any information derived by you from the information contained herein, in strict confidence and may not communicate, reproduce or disclose it to any other person, or refer to it publicly, in whole or in part at any time except with our prior written consent. If you are not the intended recipient of this document, please delete and destroy all copies immediately. This document is as is and is based, in part, on information obtained from other sources. Our use of such information does not imply that we have independently verified or necessarily agree with any of such information, and we have assumed and relied upon the accuracy and completeness of such information for purposes of this document. Neither we nor any of our affiliates or agents, make any representation or warranty, express or implied, in relation to the accuracy or completeness of the information contained in this document or any oral information provided in connection herewith, or any data it generates and expressly disclaim any and all liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information or any errors or omissions therein. Any views or terms contained herein are preliminary, and are based on financial, economic, market and other conditions prevailing as of the date of this document and are subject to change. We undertake no obligations or responsibility to update any of the information contained in this document. Past performance does not guarantee or predict future performance. This document does not constitute an offer to sell or the solicitation of an offer to buy any security, nor does it constitute an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies, and does not constitute legal, regulatory, accounting or tax advice to the recipient. This document does not constitute and should not be considered as any form of financial opinion or recommendation by us or any of our affiliates. This document is not a research report nor should it be construed as such. Forward-Looking Statements In this presentation, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the words believe, expect, anticipate, project, plan, estimate, intend and other similar expressions. Forward-looking statements are based on currently available business, economic, financial and other information and reflect the current beliefs, expectations and views of the management team of Verso Corporation (the Company ) with respect to future developments and their potential effects on the Company. Actual results could vary materially depending on risks and uncertainties that may affect the Company and its business. For a discussion of the risks and uncertainties affecting the Company and its business, please refer to the risks and uncertainties identified elsewhere in this presentation as well as those discussed in the Company s filings with the Securities and Exchange Commission. Neither the Company nor PJT assume any obligation to update forward-looking statements made in this presentation to reflect subsequent events or circumstances or actual outcomes. Non-GAAP Measures In this presentation, EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are financial measures not prepared in accordance with U.S. GAAP. This confidential presentation does not contain a reconciliation to GAAP financial measures. Information in this presentation is preliminary and may be subject to further revision. VERSO Turn to us. Confidential

Confidential 2

Table of Contents 1. Introduction 2. Company Overview and Credit Highlights 3. Market Overview 4. Recent and Historical Performance 5. Market Outlook 6. Projections 7. Transaction Overview Appendices VERSO Turn to us. Confidential

Confidential 3

Introduction VERSO Turn to us. Confidential

Confidential 4

Executive Summary Verso Corporation ( Verso ) is North America s largest coated paper manufacturer, operating eight mills in the U.S. with consolidated 2015E revenues of ~$3.3 billion NewPage Corporation ( NewPage ) is a non-guarantor subsidiary of Verso (collectively, the Company ) The NewPage assets include six mills located in the Midwest and Northeast with expected 2015 production of over 2.4 million tons and ~$2.2 billion of revenues The merger of Verso and NewPage, which was focused on realization of cost reductions and efficiencies to offset secular decline in certain paper grades, was completed in January 2015 However, traditional paper markets continue to face secular decline, driven largely by increasing digitization in end-user markets (catalogs, magazines, and commercial printing) Further, recent USD strength has increased competition from lower-cost imports, increasing pressure on domestic paper producers Company has sought to mitigate the impact of these trends by moving aggressively to cut costs Since the completion of the merger through Q3 2015, Verso has achieved over $150 million of annualized synergies including $88 million reduction in corporate overhead and $64 million in direct, indirect and other operating cost reductions Company has pursued other mill-level operational improvements as well as strategic closure / reconfiguring of mill assets Notwithstanding these efforts, the Company s current combined annual interest expense of over $270 million on $2.8 billion of debt have significantly constrained Verso s cash flow and liquidity As a result, Verso and NewPage may be required to file for Chapter 11 protection, and accordingly, NewPage is looking to obtain commitments for $500 million of DIP Facilities (the DIP Facilities ) $325 million revolving DIP ABL Facility $175 million DIP TL Facility Proceeds of the DIP Facilities will be used to repay the existing ABL revolver and for L/C requirements as well as for working capital and general corporate purposes during the Chapter 11 case VERSO Turn to us. Confidential

Current Capital Structure Overview

VERSO. Turn to us.

($ in millions)	Maturity	Interest Payment Date	Coupon	Principal[1]	Price	Market Value	Cash Rate	Annual Cash
NewPage Corp								
$350mm ABL Revolver[2]	Feb-19	Quarterly	L+175-225	$239	NA	$239	2.750%	$7
Senior Secured Term Loan[3]	Feb-21	Quarterly	L+825	734	36.00	264	**9.500%**	70
Total NewPage Corp. Debt				**$973**		**$503**		**$76**
Verso Holdings								
$150mm ABL Revolver[4]	May-17	Quarterly	L+175-225	$66	NA	$66	3.720%	$2
$50mm Cash Flow Revolver	May-17	Quarterly	L+325-375	50	NA	50	3.720%	2
11.75% Senior Secured 1st Lien Notes - 2012	Jan-19	Jan/July	11.750%	418	18.50	77	11.750%	49
11.75% Senior Secured 1st Lien Notes - 2015	Jan-19	Jan/July	11.750%	645	14.42	93	11.750%	76
Total 1st Lien Debt				**$1,179**		**$286**		**$129**
11.75% Senior Secured 1.5 Lien Notes	Jan-19	Jan/July	11.750%	272	2.01	5	11.750%	32
Total 1.5 Lien Debt				**$1,451**		**$292**		**$161**
13% Senior Secured 2nd Lien Notes	Aug-20	Feb/Aug	13.000%	181	1.50	3	10.000%	18
Total Secured Debt				**$1,632**		**$295**		**$179**
Old 8.75% 2nd Lien Notes	Feb-19	Feb/Aug	8.750%	97	0.01	0	8.750%	8
16% Senior Subordinated Notes	Aug-20	Feb/Aug	16.000%	65	0.81	1	11.000%	7
Old 11.375% Senior Subordinated Notes	Aug-16	Feb/Aug	11.375%	41	1.00	0	11.375%	5
Total Debt				**$1,835**		**$295**		**$200**
Total Verso Holdings				**$2,808**		**$799**		**$276**
Less: Cash & Equivalents				(10)		(10)		
Net Debt				**$2,798**		**$789**		
Plus: Market Capitalization				1		1		
TEV				**$2,799**		**$790**		

1. *All balances as of 9/30/15 10-Q, except market capitalization as of 1/4/16.*
2. *Balance excludes $52mm of LCs.*
3. *NewPage Term Loan is subject to mandatory quarterly prepayments starting September 30, 2015. $16mm in proceeds from the sale of the Biron and Rumford mills were used to pay the September prepayment amount and a portion of the December prepayment amount.*
4. *Balance excludes $30mm of LCs.*

Confidential 6

Confidential 6

Restructuring Process Overview On November 16 2015, Verso announced that, in light of its liquidity position and projected cash flows for 2015 / 2016, it would not have sufficient resources to fund future cash obligations Verso also stated that it was exploring alternatives to improve cash flow and liquidity and had engaged PJT Partners to provide restructuring services and O Melveny & Myers to provide restructuring legal advice Furthermore, the Company announced that it was in the process of marketing certain mills: Verso Assets Androscoggin mill with diversified paper production Androscoggin hydro assets NewPage Assets Stevens Point mill focused on production of specialty paper grades Duluth mill focused on production of supercalendared papers Wickliffe mill focused on production of coated freesheet (has recently been idled) The Company received strong interest in the marketed assets, including valuations totaling ~$400 million for the three NewPage mills Notwithstanding the strong interest, the Company has decided not to pursue asset sales at this time, with the exception of potential divestiture of the idled Wickliffe mill As the Company continues to evaluate potential debt restructuring alternatives, it is focused on a transaction that results in a significant reduction of debt and interest expense as well as a simplification of the existing corporate and capital structures, potentially into one capital structure The Company is currently engaged in negotiations around debt restructuring options with a significant portion of the senior creditors of both Verso and NewPage Verso is separately pursuing its standalone DIP financing facilities supported by its own assets to provide liquidity during a potential Chapter 11 filing VERSO Turn to us. Confidential

Confidential 7

Key Credit Highlights Profitable Mill Portfolio Low Cost Assets Broad Product Offering Exposure to Growing Specialty Paper Grades Substantial Cost Savings Achieved with More to Come Significant Collateral Coverage and DIP Protections VERSO Turn to us. Confidential

Confidential 8

Company Overview and Credit Highlights VERSO Turn to us. Confidential

Company Overview

Overview

- Largest producer of coated paper in North America
  - Total paper production capacity of 3.2 million tons[(1)]
  - Owns and operates eight mills in the U.S.
- Diverse product offering, enhancing customer value preposition
  - Broadest product offering in coated papers and significant presence in specialty papers
- Industry-leading cost profile, benefiting from vertically integrated pulp and paper capabilities
  - Proven track record of manufacturing cost savings
- Long standing relationships with a diverse group of customers
- Headquartered in Memphis, Tennessee

North America Market Share

Coated Freesheet


Catalyst
5%
West Linn
7%
Appleton
Coated
8%
Verso
49%
SAPPI
31%

Coated Mechanical


Evergreen
Packaging
6%
Kruger
10%
Verso
19%
UPM
15%
Catalyst
32%
Resolute
18%

Source: RISI Cornerstone 4Q2015 Balance.
Note: Describes combined Verso / NewPage enterprise.
1. Includes impact of Wickliffe indefinite idle and Androscoggin reconfiguration.

Confidential 10

Mill Portfolio

Eight strategically located mills with ~3.4 million tons of total paper capacity – mills located in proximity to low cost fibre sources

NewPage Mills

Duluth, MN

- Paper Capacity: 270k tons[1]
- Products: Supercalendared

Luke, MD

- Paper Capacity: 500k tons
- Products: CFS, Specialty

Wickliffe, KY (IDLE)

- Paper Capacity: 285k tons[2]
- Products: CFS, UFS

Escanaba, MI

- Paper Capacity: 785k tons
- Products: CFS, CGW, Specialty

Stevens Point, WI

- Paper Capacity: 190k tons
- Products: Specialty

Wisconsin Rapids, WI

- Paper Capacity: 560k tons
- Products: CFS



Duluth
MN
Quinnesec
Escanaba
WI
Stevens Point
Wisconsin Rapids
MI
IA
IL
IN
OH
MO
KY
WV
VA
PA
Luke
Wickliffe
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
DC
Androscoggin

Verso Mills

Androscoggin, ME

- Paper Capacity: 470k tons[3]
- Products: CGW, CFS, UFS, Specialty, Pulp

Quinnesec, MI

- Paper Capacity: 425 tons
- Products: CFS, Pulp

1. Reflects paper machine capacity only. Recycled facility capacity is 96K tons.
2. Reflects pre-idling capacity.
3. Reflects post-reconfiguration capacity.

Confidential 11

NewPage and Verso Mill Overview NewPage mills have total production capacity of ~2.5mm tons, with Verso mills contributing an additional ~900K tons

Mill/Machine Paper Capacity (k Tons) Pulp CFS CGW SC Specialty FY 2015E Mill Revenues

Duluth 270(1) Mechanical $208 Recycled

Escanaba 785 Kraft Mechanical 578

Luke 500 Kraft 407 Stevens Point 190 – 242 Wisconsin Rapids 560 Kraft 558 Wickliffe 285(2) Kraft 222 Total NewPage 2,590 $2,214 Androscoggin, ME 470(3) Kraft 477 Quinnesec, MI 425 Kraft 461 Total Verso 895 $938 Total Consolidated 3,485 $3,153

1. Reflects paper machine capacity only. Recycled facility capacity is 96K tons. 2. Reflects pre-idling capacity. 3. Reflects post-reconfiguration capacity. Confidential 12 VERSO Confidential Turn to us.

Luke & Stevens Point (NewPage)

Key Facts • Established in 1888 Luke Stevens Point Key Facts • Paper production operations begun in 1990s

•

Located in western Maryland, straddling the Maryland / West Virginia border ~800 employees Operational Highlights Produces CFS used for commercial and publication printing, and coated-one-side papers for label applications Two paper machines, two on-machine coaters, four supercalenders, five winders, three sheeters, and one carton line Located in central Wisconsin ~240 employees Operational Highlights Produces highly technical and specialized specialty products Paper mill with energy production facilities – Two paper machines, one off-machine hot-soft calender, two finishing winders, four cut down winders – Two power boilers and one turbine

Key Metrics Key Metrics

($ in millions) 1Q15 2Q15 3Q15 4Q15E FY15E Revenue $109 $100 $98 $100 $407 ($ in millions) 1Q15 2Q15 3Q15 4Q15E FY15E Revenue $63 $62 $59 $58 $242

Production Volume (K Tons, FY 2015E)(1) Production Volume (K Tons, FY 2015E)(1)

33% 10% 1% 56% CFS Specialty Pulp Other 19% 58% 23% Flexible Packaging Technical Papers Label and Converting

Total: 442K Tons Total: 183K Tons (all Specialty)

1. Reflects actual production through 9/31/2015, and expected production, including impact of mill reconfiguration, for rest of 2015. VERSO Confidential Turn to us. Confidential

13

Duluth & Escanaba (NewPage)

Key Facts • Established in 1987 Duluth Escanaba Key Facts • Established in 1911

•	Located in northeast Minnesota ~260 employees Located in the Upper Peninsula of Michigan ~940 employees

Operational Highlights • Produces supercalendered product – One of only two SC paper mills in the United States • Groundwood pulp facilities, one paper machine, one winder • Recycled facility with 96K tons of capacity Operational Highlights • Produces CFS, CGW, specialty, and uncoated papers used for magazines, catalogs, annual reports, and other commercial printing products • Kraft pulp mill, refiner mechanical pulp mill, and paper mill

•	Three paper machines, one pulp dryer, three off-machine blade coaters, six supercalenders, and six winders Key Metrics Key Metrics

($ in millions) 1Q15 2Q15 3Q15 4Q15E FY15E Revenue $52 $44 $50 $62 $208 ($ in millions) 1Q15 2Q15 3Q15 4Q15E FY15E Revenue $144 $143 $142 $149 $578

Production Volume (K Tons, FY 2015E)(1) Production Volume (K Tons, FY 2015E)(1)

10% Pulp 22% 1% 36% CFS CGW Specialty

90% SC 10% 31% Pulp Other

Total: 296K Tons Total: 731K Tons

Reflects actual production through 9/31/2015, and expected production, including impact of mill reconfiguration, for rest of 2015. VERSO Confidential Turn to us.

Confidential 14

Wickliffe & Wisconsin Rapids (NewPage)

Key Facts • Established in 1970 Wickliffe Wisconsin Rapids Key Facts • Established in 1904

•

Located in western Kentucky In November, the mill was indefinitely idled Operational Highlights Produced CFS, specialty, and uncoated paper used for magazine covers, catalogs, annual reports, product packaging, and other uses Woodyard, pulp mill, paper machine, off-machine blade coater, two supercalenders, two winders, finishing machines and a pulp dryer Key Metrics ($ in millions) 1Q15 2Q15 3Q15 4Q15E FY15E Revenue $69 $61 $59 $33 $222 Located in central Wisconsin ~980 employees Operational Highlights Produces CFS used in high-end commercial printing, direct mail, publications and digital applications Pulp mill, paper mill, and sheeting operations – Two continuous digesters, two wet lap machines, three recovery boilers; two paper machines with support from off-machine coaters, supercalenders, and winders – Eight sheeters and two automated storage facilities Key Metrics ($ in millions) 1Q15 2Q15 3Q15 4Q15E FY15E Revenue $148 $137 $125 $147 $558

Production Volume (K Tons, FY 2015E)(1) Production Volume (K Tons, FY 2015E)(1) 7%

11%

40% CFS CFS

52% Pulp Other Pulp Other

8% 82% Total: 239K Tons Total: 574K Tons

1. Reflects actual production through 9/31/2015, and expected production, including impact of mill reconfiguration, for rest of 2015. VERSO Confidential Turn to us.

Confidential 15

Androscoggin & Quinnesec (Verso)

Key Facts • Established in 1965 Androscoggin Quinnesec Key Facts • Established in 1985

•	Located in southwestern Maine ~500 employees Located in the Upper Peninsula of Michigan ~440 employees

Operational Highlights • Produces coated publication paper, uncoated freesheet, and specialty papers • Three paper machines, two coaters, four supercalenderers, four hot-soft calenders, three winders, five reclaim winders, one wrap line • One CGW paper machine and one pulp dryer currently offline Operational Highlights • Produces bleached hardwood kraft and CFS used primarily in media and marketing applications, including magazines, catalogs, and other commercial printing products • One paper machine and a pulp dryer • Fully-integrated, producing its own wood chips, pulp, and power

Key Metrics Key Metrics

($ in millions) 1Q15 2Q15 3Q15 4Q15E FY15E Revenue $132 $120 $127 $99 $477 ($ in millions) 1Q15 2Q15 3Q15 4Q15E FY15E Revenue $112 $106 $123 $120 $461

Production Volume (K Tons, FY 2015E)(1) Production Volume (K Tons, FY 2015E)(1)

18% 9% 12% 13% 48% CFS CGW Specialty Pulp Other 3% 32% 1% 64% CFS Specialty Pulp Other

Total: 596K Tons Total: 611K Tons

1. Reflects actual production through 9/31/2015, and expected production, including impact of mill reconfiguration, for rest of 2015. VERSO Confidential Turn to us. Confidential

16

Mill Overview: EBITDA Rankings

Mill Company 2016E Mill EBITDA(1) Margin Ranking 2015E Mill EBITDA(1) Margin Ranking

Quinnesec Verso 1 1 Stevens Point NewPage 2 2 Androscoggin Verso 3 8 Wisconsin Rapids NewPage 4 3 Escanaba NewPage 5 4 Luke NewPage 6 5 Duluth NewPage 7 6 Wickliffe (idled) NewPage NA 7

1. Mill revenue less mill COGS plus mill depreciation. Excludes corporate expenses. VERSO Turn to us. Confidential 17

Broad Product Offering Market leader in coated papers with significant presence in specialty papers and pulp

Verso Production Profile 2014 (k tons) 2015 (k tons) CFS 521 474 CGW 319 289 Specialty 62 78 Pulp 274 248 SC – – Other 135 125 Total 1,311 1,215 Pulp 21% Specialty 6% Other 10% CGW 24% CFS 39%

NewPage Production Profile 2014 (k tons) 2015 (k tons) CFS 1,212 1,089 CGW 223 225 Specialty 388 402 Pulp 82 123 SC 272 272 Other 422 345 Total 2,599 2,456 SC 9% Pulp 5% Specialty 17% Other 14% CGW 9% CFS 44%

VERSO Turn to us.

Broad Product Offering (cont'd)

Verso / NewPage brands are unparalleled in the North American marketplace

Product	Verso/ NewPage	Company A	B	Europe	Asia	C	D	E	F	G	H
Premium Sheets	◕	●	◔	◔	◔						
Economy Sheets	◕	◕	◔	●	●						
No. 2 Web	●	◕	◔			◔					
No. 3 Web	●	●	◔			◑	◑	◑	○		
No. 4 Web	◕	◕		●			◕	◕	◔	◔	
SCA+	◕			◕		●					●
SCA	●			●		●	◔	◑	◔		●

Brand Strength from Product and Service Reputation

● High ⟷ Low ○

Source: Verso internal analysis.
Note: Reflects combined Verso/NewPage enterprise.

Confidential 19

Low Cost Assets

NewPage and Verso mills have lower cash costs than competitors, driven by pulp-integration and structural characteristics

CFS Mills


Cash Cost to Chicago
1,200
800
400
0
Worldwide Average: $879
Wis. Rapids
Quinnesec
Andro.
Escanaba
Luke
Competitor A
Competitor B
Competitor C
Competitor D
Competitor E
Asia Pacific
Europe

CGW Mills


Cash Cost to Chicago
900
600
300
0
Worldwide Average: $747
Competitor A
Competitor B
Competitor C
Escanaba
Androscoggin
Competitor D
Competitor E
Competitor F
Competitor G
Asia Pacific
Europe

Source: Fisher Q2 cost model. Euro rate at $1.11, Chinese Yuan at $0.16, and Japanese Yen at $0.008.

Confidential 20

Exposure to Growing Specialty Paper Grades

Specialty Paper Market Overview

- The global market for specialty papers is estimated at 26.9 million tons as of 2015, and is projected to reach 29.3 million tons by 2020, growing at an annual rate of 1.8% over the period
- Specialty papers are grouped broadly into flexible packaging papers, label papers and release liners, decor papers, printing papers, filtration papers, electrical and security papers, among others
- Specialty papers are technical, highly-customized paper grades that offer unique properties and performance characteristics for specific applications
  - Vast majority of the end markets are experiencing positive growth dynamics – not affected by secular declines affecting commodity printing and writing grades
- The US is the single largest market for specialty papers and continues to play a strong role in the global specialty paper industry
- The market for these products is highly fragmented and is serviced by both dedicated specialty paper producers and producers of commodity graphic papers. The key target markets for the Company include:
  - Flexible packaging papers – often used in food and medical packaging applications
  - Technical papers are high-performance papers – used in ticket, tag, food labeling and other pressure sensitive applications
  - Label and converting papers – premium label papers for C1S glue-applied and wet strength labels for food, beverage and packaging applications; base and face label papers

Specialty Paper Market Breakdown

Global Paper Market



Specialty
7%
Tissue
8%
Printing and Writing
36%
Packaging
49%

(Total: ~385mm tons)

US Specialty Paper Market



All Others
12%
Flexible Packaging
28%
Release Liners
6%
Decor
7%
Security
8%
Printing Label Paper
17%
Printing Paper
22%

(Total: ~5mm tons)

NewPage / Verso Mills w/ Specialty Production

Mill	Production Capacity (k Tons)	Specialty Paper Exposure	Specialty Paper Production
NewPage			
Escanaba	785	✓	10%
Luke	500	✓	33%
Stevens Point	190	✓	100%
Wisconsin Rapids	560	✓	15%
Verso			
Androscoggin, ME	470(2)	✓	12%

Source: Company, PIRA International Ltd.
1. Reflects pre-idling capacity.
2. Reflects post-reconfiguration capacity.

Confidential 21

Substantial Cost Savings Achieved w/ More to Come

• Cost-savings enabled by NewPage acquisition have helped mitigate impact of adverse market trends Synergies Achieved to Date Total Projected Synergies (as of Jan 2014) Realized Through Q3 2015 Realized Through Q3 2015 (Run Rate)

•

Synergies result from scale benefits, efficiencies enabled by expanded footprint, and operational improvements Total synergies estimated at $175mm Through Q3 2015, $152mm of annualized benefit already realized Distribution Expense $9 $3 $4 Direct Costs 68 14 34 Indirect Costs 5 2 4 R-Gap 30 16 22 Cost of Sales $112 $34 $64 SG&A 63 48 88 Total $175 $82 $152

Additional Company Actions Recently Taken Wickliffe Androscoggin

Issues • 150K tons of low-margin uncoated grades produced • High fixed costs and high capital cost to reconfigure mill Actions • Announced indefinite idle in August 2015 – Products will be repurposed to remaining mills • Exploring potential sale of asset Issues • High winter operating costs due to energy demand from running paper machines, pulp drier and groundwood mill Actions • Shut A1 pulp machine and A2 paper machine, improving cost-effectiveness of remaining assets

VERSO Turn to us.

Confidential 22

Substantial Synergies Achieved VERSO. SynergvReaiJzatfon- AcblaiTIJrolf&lh 9/30/l!i

Synergies Synergies SSA Income to

$MM Recorded in Recorded in NP Total Verso

By P&L Category Verso Entity Passed to Verso

Productivity $- $3 $- $3 Directs I Wood 2 1 3 Directs I Purchased Pulp 1 4 5 Directs I Energy 2 2 Directs I Raw Materials 2 7 9 Directs I Fini shing Materials 0 0 lndri ect:s ILabor & Benefits 7 7 lndirects I Repairs 0 0 lndirects I Operating Expenses 0 1 1 lndirects I Outside Services 0 0 1 Net Sales I Distribution Expense 0 2: 2. Corporate Overhead I SG& A 5 44 49 Total $10 $29 $44 $82 Bv Synergy Type Productivity s- $3 s- $3 Direct Cost 4 15 20 Indirect Labor 7 7 lndirects Other 0 1 2. Distribution 0 2 2 SG& A 5 44 49 Total $10 $29 $44 $82 VERSO Turn to us.

Market Overview VERSO Turn to us.

Confidential 24

Historical Industry Trends – US Coated Paper demand in the U.S. continues to decline, with coated freesheet demand holding up better than coated groundwood • US demand has declined by ~16% from 2010 to 2014 • Average prices on coated freesheet grades have fallen over the past five years; coated mechanical grades are close to flat as mill closures have kept supply in line with demand – CFS(1): Price down 5% from 2010 to 2014 – CGW(1): Price up 1% from 2010 to 2014 Coated Freesheet Coated Mechanical Volume (k tons) Price ($/ton) Volume (k tons) Price ($/ton)

4,500 1,200 4,500 1,000

4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 4,241 4,131 3,955 3,928 3,876 1,000 800 600 400 200 4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 3,830 3,528 900 800 3,260 700 600 500 400 300 200 100

0 0 2010 2011 2012 2013 2014 Coated Freesheet Volume 60 lb. Ctd. No. 3 0 0 2010 2011 2012 2013 2014 Coated Mechanical Volume 40 lb. Ctd. No. 5

Source: RISI Paper Trader October 2015 and November 2014. 1. CFS represents 60 lb. Coated No. 3 and CGW represents 40 lb. Coated No. 5. VERSO Turn to us. Confidential 25

Recent Trends – US Recent appreciation of the USD has resulted in a significant increase in imports, which distorted supply / demand balance • Recent USD strength has led to an increase in CFS imports, as foreign producers exploit resulting production-cost advantage

105 100 Indexed Foreign Exchange Rates Net Imports Volume (k tons) 600 500 18% 485

95	400 100% 330 410

300 90 200 165

85 100

80	0 11/17/2014 2/16/2015 5/18/2015 8/17/2015 11/17/2015 EUR/USD CAD/USD KRW/USD CFS CM 2014 2015E

Source: Bloomberg, RISI October 2015. VERSO Turn to us.

Confidential 26

Recent Trends – US (cont’d) Combination of declining demand and increasing imports has reduced market opportunity for domestic producers by ~8% year-over-year from 2014 to 2015E Volume Bridge

Volume (k tons) 18,000 15,000 16,177 (930)(297) 14,950

12,000 9,000 6,000 3,000

0 2014 Shipments Y-o-Y Demand Decline Impact of Y-o-Y Change in Net Imports 2015E Shipments

Source: RISI October 2015. VERSO Turn to us.

Confidential 27

Recent and Historical Performance VERSO Turn to us.

Confidential 28

Recent Commercial Performance (Q3 2015)

•

CFS Web – Price down quarter-over-quarter and down slightly year-over-year due to significant domestic competition – Volume up significantly quarter-over-quarter (19%) seasonally, but down year-over-year (-15%) due to market decline and foreign exchange impact CGW – Price down year-over-year and quarter-over-quarter due to significant competitive pressure from Western Europe – Volume flat quarter-over-quarter and down slightly year-over-year (-4%) Sheets – Price up quarter-over-quarter and year-over-year ($20/ton) due to economy sheets increase – Volume down quarter-over-quarter and year-over-year as economy sheets face stiff competition from imports Specialty – Price down slightly quarter-over-quarter and year-over-year (-$10/ton) – Volume flat quarter-over-quarter and year-over-year SC / Uncoated – Volume and price both off year-over-year as the uncoated markets have been very weak thus far in 2015 – Volume up quarter-over-quarter seasonally (11%), but flat year-over- year Pricing Volume

VERSO Turn to us.

Confidential 29

Consolidated Historical Sales Drivers Consolidated

Volume (k tons) 2014A Q3 YTD 2014 Q3 YTD 2015 Y-o-Y Growth %

CFS 1,734 1,292 1,173 (9.3%) CGW 542 399 395 (1.1%) Specialty 450 333 362 8.7% Pulp 355 261 287 9.8% SC 272 198 188 (5.1%) Other 557 433 337 (22.1%) Total 3,910 2,917 2,741 (6.0%)

Volume (k tons) NewPage 2014A Q3 YTD 2014 Q3 YTD 2015 YoY Growth %

CFS 1,212 907 820 (9.6%) CGW 223 163 156 (4.2%) Specialty 388 290 302 4.1% Pulp 82 60 97 60.7% SC 272 198 188 (5.1%) Other 422 325 238 (26.9%) Total 2,599 1,944 1,801 (7.4%) VERSO Turn to us.

Note: Financials are pro forma for NewPage merger and sale of Bucksport.

Confidential 30

Historical Financials Consolidated Company LTM EBITDA of $286 mm, with reduction in costs largely offsetting the decline in revenues Consolidated NewPage

($ in millions) FY 2014 Q3 YTD 2014 Q3 YTD 2015 LTM Q3 2015($ in millions) FY 2014 Q3 YTD 2014 Q3 YTD 2015 LTM Q3 2015

Revenue $3,363 $2,510 $2,366 $3,219 COGS (Ex. Depreciation)(2,921)(2,170)(2,063)(2814) Gross Profit 442 340 303 405 Corporate Costs(263)(192)(134)(205) EBITDA $179 $147 $169 $200 Adjustments 110 64 39 86 Adjusted EBITDA $289 $211 $208 $286 Adjusted EBITDA Margin 8.6% 8.4% 8.8% 8.9% Memo: YoY Revenue Growth(5.7%) Revenue $2,347 $1,757 $1,639 $2,229 COGS (Ex. Depreciation)(2,054)(1,535)(1,433)(1952) Gross Profit 293 222 206 277 Corporate Costs(150)(102)(58)(106) EBITDA pre-SSA(1) $143 $120 $148 $171 Adjustments 44 15 14 44 Adj. EBITDA pre-SSA(1) $187 $135 $162 $214 Margin 8.0% 7.7% 10.7% 10.2% Synergies & Shared Services – –(72)(72) Adj. EBITDA After Synergies and SSA $187 $135 $90 $142 Margin 8.0% 7.7% 5.5% 6.4%

Memo: YoY Revenue Growth(6.7%) VERSO Turn to us.

Note: Financials are pro forma for NewPage merger and sale of Bucksport, and exclude impact of Bucksport sale transaction; 1. Reflects EBITDA and Adj. EBITDA prior to any Synergy & SSA payments. Confidential 31

Consolidated EBITDA Bridge FY2014–2015 Adj. EBITDA Bridge $350

$300 $289 $64($9) $266

$250 $200 ($38) $1 ($54) ($6) $18

$150 $100 $50

$0 FY2014 Price / Volume / Mix Market Downtime Inflation Operations M&O Policy Change Corporate/ Other Incentive FY2015

VERSO Turn to us.

Note: Financials are pro forma for NewPage merger and sale of Bucksport.

Confidential 32

NewPage Standalone EBITDA Bridge FY2014–2015 Adj. EBITDA (Pre-SSA) (1) Bridge $250

$200 $187 $86 ($12) $201

$150 ($36) $18

$100 ($37) ($0) ($5)

$50

$0 FY2014 Price / Volume / Mix Market Downtime Inflation Operations M&O Policy Change Corporate/ Other Incentive FY2015

Note: Financials are pro forma for NewPage merger and sale of Bucksport; (1) Reflects Adj. EBITDA prior to any Synergy & SSA payments. VERSO Turn to us.

Confidential 33

Market Outlook VERSO Turn to us. Confidential 34

Industry Projections – US Paper volumes are expected to decline steadily going forward, with 2016 total market volume projected to be 3% below 2015 levels

Volume (k tons) $20,000 US Demand (Volume)

$16,000 18,535 17,905

$12,000 $8,000 $4,000 $0 2015E 2016E VERSO Turn to us. Confidential 35

Industry Projections – US Coated Freesheet is expected to experience moderate decline of approximately 2% Coated Freesheet Coated Mechanical Volume (k tons) Price ($/ton) Volume (k tons) Price ($/ton) (2%)

5,000 4,000 3,000 2,000 3,811 3,741 $1,500 $1,200 $900 $600 5,000 4,000 3,000 2,000 (6%) 2,909 2,741 $1,500 $1,200 $900 $600

1,000 $300 1,000 $300

0 $0 2015E 2016E Coated Freesheet Volume Coated Premium 80 lb. Sheets 0 $0 2015E 2016E Coated Mechanical Volume

Uncoated Freesheet Uncoated Mechanical Volume (k tons) Price ($/ton) Volume (k tons) Price ($/ton) (3%)

10,000 8,000 8,271 7,982 $1,500 $1,200 5,000 4,000 (2%) $1,500 $1,200

6,000 $900 3,000 3,457 3,376 $900

4,000 $600 2,000 $600

2,000 $300 1,000 $300

0 $0 2015E 2016E 0 $0 2015E 2016E

Uncoated Freesheet Volume 20 Lb. Formbond Paper Price VERSO Turn to us. Source: RISI October 2015. Uncoated Mechanical Volume White 20.9 Lb. Directory Price Confidential 36

Industry Projections – US Capacity reductions are expected to keep the market largely in balance • Capacity reductions are expected across grades, but exact source of reductions (which producers and which mills) remains to be seen US Shipments and Capacity

Volume (k tons) 9,000 8,522 8,304 7,918 7,954

6,000

4,047 3,752

3,000 3,481 3,427 2,424 2,541 2,387 2,261 1,476 1,665 1,4621,556

0 2015E 2016E 2015E 2016E 2015E 2016E 2015E 2016E

Coated Freesheet Coated Mechanical Uncoated Freesheet Uncoated Mechanical

Shipments Capacity VERSO Turn to us.

Source: RISI October 2015. Confidential 37

Projections VERSO Turn to us. Confidential 38

2016 Consolidated Forecast

Volume Assumptions Adj. EBITDA Bridge $350

•

Volume assumptions based on RISI market forecast and management projections Price Price forecast based on recent contract negotiations and management projections Cost Inputs 3.5% inflation on salaries, wages, and benefits Net zero inflation on raw materials and energy SG&A remains at current monthly run rate (plus inflation) – Plus incentives accrue at 100% Reduced downtime from reduced capacity Operations Operational improvement of $65mm – Includes $30mm from operational changes at Androscoggin and idling of Wickliffe $300 $250 $200 $150 $100 $50 $0 $266 ($54) $36 ($19) $65 ($15) ($15) ($12) $253

VERSO Turn to us.

Note: Preliminary estimates; Projections do not include the potential impact or effect of any Chapter 11 filing. Confidential 39

2016 NewPage Forecast Assumptions Adj. EBITDA (Excl.-SSA)(1) Bridge

Volume • Volume assumptions based on RISI market forecast and management projections $250 $51

Price • Price forecast based on recent contract negotiations and management projections Cost Inputs • 3.5% inflation on salaries, wages, and benefits • Net zero inflation on raw materials and energy • SG&A remains at current monthly run rate (plus inflation) – Plus incentives accrue at 100% • Reduced downtime from reduced capacity Operations • Operational improvement of $51mm $200 $150 $100 $50 $0 $201 ($49) $32 ($14) ($15) ($22) ($10) $174

VERSO Turn to us.

Note: Preliminary estimates; Projections do not include the potential impact or effect of any Chapter 11 filing. 1. For illustrative purposes, reflects Adj. EBITDA excluding any Synergy & SSA payments. Confidential 40

2016 – H1 2017 Projected Consolidated Financials ($ in millions) Q1 2016E Q2 2016E Q3 2016E Q4 2016E Q1 2017E Q2 2017E FY 2016E H1 2017E Revenue $714 $695 $745 $747 $708 $689 $2,901 $1,398 COGS (Ex. Depreciation) (637) (581) (628) (622) (626) (582) (2,468) ($1,207) Corporate Costs (45) (45) (45) (45) (45) (45) (180) ($90) Operational Restructuring (11) (6) (26) – – – (42) – EBITDA $21 $64 $47 $79 $38 $63 $211 $101 Adjustments 11 6 26 (0) – – 42 – Adjusted EBITDA $32 $69 $73 $79 $38 $63 $253 $101 Adjusted EBITDA Margin 4.5% 9.9% 9.8% 10.6% 5.3% 9.1% 8.7% 7.2% Memo: YoY Revenue Growth (11.4%) (10.7%) (4.7%) (2.5%) (0.8%) (0.8%) (7.4%) (0.8%) Capital Expenditures (12) (23) (30) (35) (12) (23) (100) (35) AR, Inventory, AP (5) (14) (22) 33 11 (29) (8) (18) Pension / OPEB (10) (11) (13) (10) (15) (15) (45) (30) VERSO Turn to us.

Note: Preliminary estimates; Projections do not include the potential impact or effect of any Chapter 11 filing. Confidential 41

2016 Projected Financials – NewPage ($ in millions) Q1 2016E Q2 2016E Q3 2016E Q4 2016E Q1 2017E Q2 2017E FY 2016E H1 2017E Revenue $516 $503 $538 $539 $511 $498 $2,096 $1,009 COGS (Ex. Depreciation)(461)(428)(474)(462)(452)(429)(1,824)(881) Corporate Costs (24) (24) (24) (24) (24) (24) (97) (49) Synergy Obligations to Verso (18) (18) (18) (18) (18) (18) (72) (36) SSA Obligations to Verso (18) (18) (18) (18) (18) (18) (72) (36) Operational Restructuring (8) (2) (26) – – – (36) – EBITDA($13) $12($22) $17($1) $9($6) $8 Adjustments 8 2 26(0) – – 36 – Adjusted EBITDA($5) $14 $4 $17($1) $9 $30 $8 Adjusted EBITDA Margin(1.0%) 2.8% 0.8% 3.2%(0.2%) 1.8% 1.5% 0.8% Memo: YoY Revenue Growth (6.7%) (8.7%) 0.4% (1.7%) (0.9%) (0.9%) (4.2%) (0.9%) Capital Expenditures (8) (14) (19) (22) (8) (14) (63) (22) AR, Inventory, AP (4) (3) (16) 24 0 (14) 0 (14) Pension / OPEB(10)(10)(12)(9)(14)(14)(41)(28)

Adj EBITDA Excl. Synergy and SSA (1) 31 50 40 53 35 45 174 80

VERSO Turn to us.

Note: Preliminary estimates. Projections do not include the potential impact or effect of any Chapter 11 filing. 1. For illustrative purposes only. Confidential 42

NewPage Free Cash Flow and Liquidity Forecast

VERSO. Turn to us.

	Q1 2016			Q2 2016			Q3 2016			Q4 2016			FY 2016
	1/31/16	2/29/16	3/31/16	4/30/16	5/31/16	6/30/16	7/31/16	8/31/16	9/30/16	10/31/16	11/30/16	12/31/16	
Cash Flow													
Adj. EBITDA Excl. SSA[1]	$12	$5	$13	$15	$22	$14	$6	$15	$19	$14	$19	$20	$174
Ch. 11 EBITDA Contingency	–	–	–	–	–	–	(2)	(2)	(2)	(2)	(2)	(2)	(10)
Pension / OPEB	(7)	(1)	(1)	(7)	(1)	(1)	(5)	(1)	(5)	(6)	(1)	(1)	(41)
Δ in AR, Inventory, & Other WC	(6)	(2)	(17)	4	3	(1)	(27)	(5)	8	3	26	6	(8)
Δ in Pre and Post-petition AP	(1)	(17)	(3)	5	5	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(14)
CapEx	(3)	(3)	(3)	(5)	(5)	(5)	(6)	(6)	(6)	(7)	(7)	(7)	(63)
Cash Flow before Restructuring	**($3)**	**($18)**	**($11)**	**$12**	**$23**	**$6**	**($34)**	**$1**	**$13**	**$1**	**$34**	**$15**	**$40**
Restructuring Expenses	(13)	(1)	(1)	(16)	(4)	(4)	(10)	(4)	(4)	(10)	(4)	(4)	(71)
Cash Flow before Financing	**($16)**	**($18)**	**($12)**	**($4)**	**$20**	**$3**	**($44)**	**($3)**	**$10**	**($9)**	**$30**	**$12**	**($31)**

	Q1 2017			Q2 2017			H1 2017
	1/31/17	2/28/17	3/31/17	4/30/17	5/31/17	6/30/17	
Cash Flow							
Adj. EBITDA Excl. SSA[1]	$13	$8	$14	$16	$23	$6	$80
Ch. 11 EBITDA Contingency	(2)	(2)	(2)	(2)	(2)	(2)	(10)
Pension / OPEB[2]	(5)	(5)	(5)	(5)	(5)	(5)	(28)
Δ in AR, Inventory, & Other WC	(4)	(0)	7	3	0	(20)	(16)
Δ in Pre and Post-petition AP	(0)	(0)	2	–	–	–	1
CapEx	(3)	(3)	(3)	(5)	(5)	(5)	(22)
Cash Flow before Restructuring	**($1)**	**($2)**	**$15**	**$8**	**$12**	**($25)**	**$7**
Restructuring Expenses[3]	(11)	(4)	(4)	(10)	(4)	(4)	(36)
Cash Flow before Financing	**($12)**	**($5)**	**$11**	**($2)**	**$8**	**($29)**	**($29)**

Note: Assumes a mid-January filing date.

1. *For illustrative purposes only.*
2. *Pension / OPEB funding includes estimated cash funding requirement and a reversal of income / expense recognized in EBITDA.*
3. *Includes DIP fees, DIP interest, and professional fees. Assumes DIP facility of $500mm at NewPage. Assumes $4mm per month in professional fees.*

Confidential 43

NewPage Borrowing Base and DIP Availability Forecast ($ in thousands) Mar 2016 Jun 2016 Sep 2016 Dec 2016 Mar 2017 Jun 2017 Accounts Receivable Accounts Receivable (Trade & Other) $183,857 $167,854 $188,369 $170,931 $182,185 $166,387 Adjusted Advance Rate 71.9% 71.9% 71.9% 71.9% 71.9% 71.9%

Accounts Receivable Contribution $132,222 $120,713 $135,466 $122,926 $131,019 $119,658

Inventory Stores $62,475 $62,475 $62,475 $62,475 $62,475 $62,475 Adjusted Advance Rate 11.6% 11.6% 11.6% 11.6% 11.6% 11.6% Discounted Net Orderly Liquidation Value $7,243 $7,243 $7,243 $7,243 $7,243 $7,243 Raw Materials & Chemicals $85,000 $85,000 $85,000 $85,000 $85,000 $85,000 Adjusted Advance Rate 38.9% 38.9% 38.9% 38.9% 38.9% 38.9% Discounted Net Orderly Liquidation Value $33,035 $33,035 $33,035 $33,035 $33,035 $33,035 Work in Process & Finished Goods $232,009 $250,174 $248,200 $243,071 $230,005 $263,233 Adjusted Advance Rate 59.2% 59.2% 59.2% 59.2% 59.2% 59.2% Discounted Net Orderly Liquidation Value $137,325 $148,077 $146,908 $143,872 $136,139 $155,807 Inventory Reserves ($3,677) ($3,899) ($3,875) ($3,812) ($3,652) ($4,059) Other Reserves (2,352) (2,352) (2,352) (2,352) (2,352) (2,352) Carve out (5,000) (5,000) (5,000) (5,000) (5,000) (5,000) Ending Borrowing Base $298,797 $297,817 $311,426 $295,913 $296,432 $304,332 Memo: DIP ABL Commitment $325,000 $325,000 $325,000 $325,000 $325,000 $325,000 Ending Borrowing Base 298,797 297,817 311,426 295,913 296,432 304,332 DIP Availability 298,797 297,817 311,426 295,913 296,432 304,332

DIP Borrowings (1) (124,735)(105,660)(142,637)(108,939)(114,355)(136,790)

DIP LCs(51,516)(51,516)(51,516)(51,516)(51,516)(51,516) Remaining DIP Availability $122,545 $140,641 $117,273 $135,458 $130,561 $116,026 (1) DIP Borrowings reflects Cash Flow before Financing from page 43 which, for illustrative purposes, excludes synergy and SSA payments (see footnote 1 on page 43) VERSO Turn to us. . Confidential 44

Transaction Overview VERSO Turn to us. Confidential 45

Transaction Overview

VERSO. Turn to us.

- Proposed NewPage DIP Facilities include:
  - $325 mm revolving DIP ABL Facility
  - $175 mm DIP TL Facility
- Proceeds of the DIP Facilities will be used to repay the existing ABL revolver and for L/C requirements as well as to fund working capital requirements and for general corporate purposes during the Chapter 11 case

Sources and Uses at Interim Closing ($ millions)

Sources	Amount	Uses	Amount
Cash on Balance Sheet	$0	ABL	$252
Initial DIP ABL Funding	144	DIP Fees	13
DIP Term Loan Funding	125	Cash on Balance Sheet	4
Total Interim Sources	**$269**	**Total Interim Uses**	**$269**

Total Sources and Uses ($ millions)

Sources	**Amount**	**Uses**	**Amount**
Cash on Balance Sheet	$0	ABL	$252
DIP ABL Funding	94	DIP Fees	13
DIP Term Loan	175	Cash on Balance Sheet	4
Total Sources at Final Order	**$269.0**	**Total Uses at Final Order**	**$269.0**

Note: DIP Revolver commitment size of $325 million, pre-petition ABL L/C's of ~$52 mm assumed to remain outstanding.

Confidential 46

Significant Collateral Coverage / DIP Structure Significant Collateral Coverage The DIP Term Loan will benefit from: a) Perfected first priority DIP liens on all fixed assets and other assets not part of the DIP ABL collateral package b) Perfected second priority DIP liens on all current assets that are not part of the DIP ABL collateral package a) NewPage fixed assets constitute six mills in total, including: Three mills focused primarily on production of specialty and uncoated paper located at Stevens Point (WI), Duluth (MN) and Wickliffe (KY) The Company recently marketed these assets to potential buyers in November/December 2016 sale processes and received interest from an array of buyers with bids for the three mills aggregating to ~$400 million Sale processes are currently on hold other than potential disposition of idled Wickliffe mill Profitable coated paper-focused mills in Wisconsin Rapids (WI), Escanaba (MI) and Luke (MD) with over 1.8 million tons of paper production capacity b) New Page current assets include over $577 million of gross A/R and Inventory (based on 11/30/15 borrowing base) which provides 1.8x coverage of the $325 million DIP ABL facility size (assuming it is fully drawn) DIP Structure Considerations The DIP Term Loan will benefit from perfected first priority security interest on the NewPage fixed assets and a superpriority administrative expense claim administrative expense claims must be paid in full in cash for NewPage to exit Chapter 11 pursuant to a Plan of Reorganization The DIP TL will include a number of structural highlights: Covenant requiring compliance with minimum EBITDA levels An 18-month maturity with POR related milestones commencing at the end of Month 12 Monthly financial reporting and weekly cash flow reporting VERSO Turn to us. 1 Confidential 47

Summary DIP Term Sheet Key Terms Borrower: NewPage Corporation, as debtor and debtor-in-possession (the “Borrower”)

Facility: $175 million (the “DIP Term Commitments”) senior secured debtor-in-possession term loan facility (the “DIP Term Facility”), $125 million of which shall be funded in a single draw at closing and $75 million of which shall be funded in a single draw after entry of the Final Order approving the DIP Term Facility

Sole Lead Arranger: Barclays Bank PLC (in such capacity, the “DIP Arranger”) Agent: Barclays Bank PLC, as administrative agent and collateral agent (the “Agent”)

Use of Proceeds: Proceeds will be used, together with extensions of credit made under a $325 million senior secured DIP ABL facility (the “DIP ABL Facility”) (a) to provide operational liquidity, (b) to refinance all amounts outstanding under the Company’s existing pre-petition ABL Facility, and (c) to pay transaction fees, expenses and costs, and to fund administration of the chapter 11 cases

Tenor: The earliest of (a) 18 months after the closing date, (b) 45 days after the entry of the Interim Order (or such later date agreed to by the Agent) if the Final Order has not been entered prior to the expiration of such period, (c) the substantial consummation of a plan of reorganization, (d) the consummation of a sale of all or substantially all of the assets of the NewPage Debtors (as defined below), and (e) the acceleration of the loans under the DIP Term Facility and the termination of the DIP Term Commitments

Indicative Margin: L+875 bps, 1.25% LIBOR Floor

Fees: • Commitment fee (payable upon commitment becoming effective): 50 bps • Upfront fee (payable at funding of the loans at closing or after entry of the Final Order, as applicable): 250 bps • Undrawn facility fee with respect to the commitments to make loans after entry of the Final Order (payable monthly in arrears and at funding of such loans): 37.5 bps per annum

DIP Collateral: The obligations shall be secured by (i) perfected first priority liens on all present and future fixed assets (“Term Priority Collateral”), (ii) junior, perfected liens on (x) all encumbered assets not constituting Term Priority Collateral and (y) the post petition assets of the NewPage Debtors not constituting Term Priority Collateral (which shall be subject to senior liens securing the DIP ABL Facility) and (iii) perfected first priority liens on all unencumbered prepetition assets of the NewPage Debtors

Guarantors: NewPage Investment Company LLC and all direct and indirect wholly-owned material domestic subsidiaries of the Borrower, each of which shall be a debtor and debtor-in-possession (such guarantors, together with the Borrower, the “NewPage Debtors”)

Case Milestones: • Filing of an Acceptable Plan of Reorganization and Disclosure Statement within 365 days from the filing date • Disclosure Statement approved within 426 days from the filing date

•

Confirmation Order with respect to the Acceptable Plan of Reorganization entered within 517 days from the filing date Acceptable Plan of Reorganization effective date within 532 days from the filing date Financial Covenant: Minimum EBITDA financial covenant to be tested monthly Affirmative / Neg. Covenants: Customary for facilities of this type Shared Services: Payments limited to amounts, and subject to conditions, to be agreed Financial statements monthly, quarterly and annually

Reporting: • 13-week cash flow budget, updated weekly, with a variance report to be delivered every other week

VERSO Turn to us.

Confidential 48

Appendices VERSO Turn to us.

Organizational Chart



Verso Corporation
Verso Paper Finance Holdings One LLC
Verso Paper Finance Holdings LLC
$150mm ABL
$50mm CF Revolver
1L Notes
1.5L Notes
2L Notes
Sr Sub Notes
Borrower / Co-Issuer
Co-Issuer
$350mm ABL
$750mm Term Loan
Verso Paper Finance Holdings Inc.
Verso Paper Holdings LLC
Verso Paper LLC
Verso Paper Inc.
NewPage Holdings Inc.
Gulf Island Pond Oxygena-tion Proj.
nexTier Solutions Corporation
Verso Androscoggin LLC / Androscoggin Mill
Androscoggin Reservoir Company
Verso Maine Power Holdings LLC
Verso Maine Energy LLC
Verso Quinnesec REP Holdings Inc.
NewPage Investment Company LLC
Verso Androscoggin Power LLC / Hydroelectric Facilities
Verso Quinnesec LLC / Quinnesec Mill
NewPage Corporation
Verso Quinnesec REP LLC / Renewable Energy Facilities
Wickliffe Paper Company LLC / Wickliffe Mill
Luke Paper Company / Luke Mill
Upland Resources, Inc.
Escanaba Paper Company / Escanaba Mill
NewPage Energy Services LLC
NewPage Consolidated Papers Inc.
NewPage Wisconsin System Inc. / Duluth, Stevens Point and Wisconsin Rapids Mills
Consolidated Water Power Company / Electric Utility

Note: Organizational chart as of 1/29/2015. Excludes shell entities.

Confidential 50

Other Non-Mill Assets

VERSO. Turn to us.

NewPage

Consolidated Wisconsin Power Company (CWPCo)

- Class A electric utility regulated by the Public Service Commission of Wisconsin, and a wholly owned subsidiary of NewPage Wisconsin System
- Owns five hydroelectric facilities with a combined installed capacity of 33.6MW along 33 miles of the Wisconsin River
- System includes a 46kV transmission system and a 13.8kV distribution system
- Provides power to ~100 retail residential and commercial customers, including Stevens Point and Wisconsin Rapids mills, and Catalyst Paper's Biron mill
- CWPCo also owns ~23% of Wisconsin Valley Improvement Company, which is responsible for managing the flow of the upper Wisonsin River system

Confidential 51